Exhibit 99.1

IN MEDIA CORPORATION
(A Development Stage Company)
Balance Sheet

As of
July 31,
2009
ASSETS

Current Assets
Cash	$35
Total Current Assets	35

Other Assets
Licensing Agreement	415,000

Total Other Assets	415,000

$415,035

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts Payable	$14,800
Consulting Fees Payable	280,000
Total Current Liabilities	294,800

Long Term Liabilities
Contracts Payable	415,000

Total Long Term Liabilities	415,000

Total Liabilities	709,800

Stockholders' Equity (Deficit)
Common stock, ($0.001 par value, 100,000,000 shares
authorized; 51,231,250 shares issued and outstanding as of July 31, 2009)	51,231
Additional paid-in capital	184,769
Deficit accumulated during exploration stage	(530,765)

Total Stockholders' Equity (Deficit)	(294,765)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	$415,035

The accompanying notes are an integral part of these financial statements

IN MEDIA CORPORATION
(A Development Stage Company)
Statements of Operations

October 22, 2008
(inception)
through
July 31,
2009

Revenues
Revenues	$—

Total Revenues	—

Operating Costs
Operating Expenses	515,800
Administrative Expenses	14,965

Total Operating Costs	530,765

Net Income (Loss)	$(530,765)

Basic earnings (loss) per share	$(0.010)

Weighted average number of common shares outstanding	51,128,536

The accompanying notes are an integral part of these financial statements

IN MEDIA CORPORATION
(A Development Stage Company)
Statement of Changes in Stockholders' Equity
From October 22, 2008 (Inception) through July 31, 2009

				Deficit
				Accumulated
		Common	Additional	During
	Common	Stock	Paid-in	Development
	Stock	Amount	Capital	Stage	Total

Balance, October 22, 2008	—	$—	$—	$—	$—

Common Stock issued for cash on October 31, 2008 @ $0.001 per share	51,000,000	51,000			51,000

Common Stock issued for cash on December 16, 2008 @ $0.80 per share	31,250	31	24,969		25,000

Common Stock issued for cash on February 10, 2009 @ $0.80 per share	125,000	125	99,875		100,000

Common Stock issued for cash on March 19, 2009 @ $0.80 per share	12,500	13	9,987		10,000

Common Stock issued for cash on April 2, 2009 @ $0.80 per share	31,250	31	24,969		25,000

Common Stock issued for cash on December 16, 2008 @ $0.80 per share	31,250	31	24,969		25,000

Net (Loss) July 31, 2009				(530,765)	(530,765)

Balance, December 31, 2005	51,231,250	$51,231	$184,769	$(530,765)	$(294,765)

The accompanying notes are an integral part of these financial statements

IN MEDIA CORPORATION
(A Development Stage Company)
Statements of Cash Flows

October 22, 2008
(inception)
through
July 31,
2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(530,765)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:

Changes in operating assets and liabilities:
Increase (Decrease) in Contracts Payable	280,000
Increase (Decrease) in Accounts Payable	14,800

Net cash provided by (used in) operating activities	(235,965)

CASH FLOWS FROM INVESTING ACTIVITIES

—

Net cash provided by (used in) investing activities	—

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	51,231
Additional paid-in capital	184,769

Net cash provided by (used in) financing activities	236,000

Net increase (decrease) in cash	35

Cash at beginning of period	—

Cash at end of period	$35

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during year for :
Interest	$—

Income Taxes	$—

The accompanying notes are an integral part of these financial statements

IN MEDIA CORPORATION
NOTES TO FINANCIAL STATEMENTS
For the Period from October 27, 2008 (Inception) through July 31, 2009

Note 1. Organization and Description of Business

IN Media Corporation (The Company) was incorporated under the laws of the State of California on October 27, 2008.  The Company is a content provider and integrator of Internet Protocol Television (IPTV) services for cable, satellite internet, telephony and mobile services.  The IPTV boxes will be sold and distributed in China, in co operation with the government of China; who will be subsidizing the cost of the boxes to the individual end users.  The various agreements covering this arrangement are covered in Note 3. of these footnotes.

IN Media has established key relationships in China and India to launch IPTV services.  The first implementation of IN Media services will be in China with one of the largest cable providers.  The service will include a number of provinces in China and cover over 1.5 million potential subscribers with potential gross revenue of $90,000,000 to IN Media the first year of launch.

The IN Media business model centers on a combination of hardware, software, manufacturing and content:

(1)
Set-Top Box Solution.  IN Media provides reference hardware and software for mass market manufacturing as well as manufacturing of the actual set-top boxes to Platform Provider specifications.  Revenue sharing is based on the fees collected by Platform Providers as a percentage of their overall access fees.

(2)
Content Licensing:  IN Media provides access to their library of over 4,000 Hollywood and Bollywood movies.  Fees are based on either Video on Demand (VoD) or advertising fees, depending on the Platform Provider agreements.

Note 2. Summary of Significant Accounting Policies

(A) Basis of Presentation

The Company’s financial statements are prepared using the accrual method of accounting and have been prepared in accordance with accounting principles generally accepted in the United States.  The Company has elected a December 31st year end.

(B) Basic and Diluted Earnings per Share

In February 1997, the FSAB issued SFAS No. 128, “Earnings Per Share,” which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock.  SFAS No. 128 supercedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share.  The Company has adopted the provisions of SFAS No. 128 effective October 27, 2008 (inception).

(C) Cash & Cash Equivalents

Cash includes cash and highly liquid investments with original maturities of three months or less.

(D) Concentration of Credit Risk

Financial instruments that potentially subjects the Company  to significant concentrations of credit risk consist principally of cash deposits.  This cash is on deposit with a large federally insured bank.  The Company has not experienced any losses in cash balances and does not believe it is exposed to any significant risk on cash and cash equivalents.

(E) Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(F) Start –up Costs

In accordance with the American Institute of Certificate Public Accountants Statement of Position 98-5, “Reporting on the costs of Start-up Activities”. The Company expenses all costs incurred in connection with the start-up and organization of the company.

(G) Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements NO 133 and 140,” to simplify and make more consistent the accounting for certain financial instruments.  SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to permit fair value re-measurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis.  SFAS No. 155 amends SFAS No. 140, “Accounting for the Impairment of Disposal of Long-Lived Assets,” to allow a qualifying special purpose entity to hold a derivative financial instrument that pertains to a beneficial interest other than another than another derivative financial instrument.   SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006, with earlier application allowed.  This standard is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets,” and amendment of FASB Statement NO.140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”   This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140.  The Subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs.  SFAS No. 156 is effective for an entity’s first fiscal year beginning after September 15, 2006.  This adoption of this statement is not expected to have a significant effect on the Company’s future report financial position or results of operations.

IN MEDIA CORPORATION
NOTES TO FINANCIAL STATEMENTS
For the Period from October 27, 2008 (Inception) through July 31, 2009

In April 2009, the FASB issued FASB Staff Position 107-1 and Accounting Principles Board 28-1, “Interim Disclosures about Fair Value of Financial Instruments,” (“FSP 107-1”). FSP 107-1 amends SFAS No. 107, “Disclosures About Fair Value of Financial Instruments,” to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. FSP 107-1 also amends APB Opinion No. 28, “Interim Financial Reporting,” to require those disclosures in summarized financial information at interim reporting periods. FSP 107-1 is effective for interim reporting periods ending after June 15, 2009. FSP107-1 does not require disclosures for earlier periods presented for comparative purposes at initial adoption. In periods after initial adoption, this FSP requires comparative disclosures only for periods ending after initial adoption. The Company adopted FSP 107-1 in the second quarter of 2009. FSP 107-1 did not have a material impact on the financial statements.

In April 2009, the FASB issued FASB Staff Positions 115-2 and 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (“FSP 115-2 and 124-2”). FSP 115-2 and 124-2 amends the other-than-temporary impairment guidance for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. FSP 115-2 and 124-2 does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The Company adopted FSP 115-2 and 124-2 in the second quarter of 2009. FSP 115-2 and 124-2 did not have a material impact on the financial statements.

In April 2009, the FASB issued FASB Staff Position 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, “Fair Value Measurements,” when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Company adopted FSP 157-4 in the second quarter of 2009. FSP 107-1 did not have a material impact on the financial statements.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events,” (“SFAS No. 165”). SFAS 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 applies to both interim financial statements and annual financial statements. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. SFAS 165 does not have a material impact on our financial statements.

In July 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles,” (“SFAS 168”). SFAS 168 replaces FASB Statement No. 162, “The Hierarchy of Generally Accepted Accounting Principles”, and establishes the FASB Accounting Standards Codification (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). SFAS 168 is effective for interim and annual periods ending after September 15, 2009. The Company will begin to use the new Codification when referring to GAAP in its annual report on Form 10-K for the fiscal year ending January 3, 2010. We do not expect the adoption of SFAS 168 to materially impact our financial statements or results of operations.

The Company does not expect the adoption of recently issued accounting pronouncements to have any significant impact on the Company’s results of operations, financial position or cash flow.

As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

Note 3. Licensing Agreements

The Company has entered into various licensing, production and distribution agreements with manufacturers of Internet Protocol Television set Top Boxes (IPTV) and related components.  These agreements provide for revenues based on the terms of each individual agreement

On November 3, 2008, In Media (Licensee) entered into a non-transferrable, non-exclusive, perpetual licensing agreement with Numerity Corporation (Licensor) wherein the Licensor will provide systems integration services and IPTV software for the set top boxes.  This licensing agreement calls for Licensee to pay Licensor  a royalty fee of $ 20 per unit after the manufacture and shipment of units in excess of one hundred thousand and  an annual maintenance fee of $415,000, beginning April 2011.

IN Media (the Company) on May 7, 2009 issued purchase orders for 100,000 units of IPTV set top boxes to Maxway Corporation, the manufacturers of the hardware components of the IPTV boxes. Maxway Corporation will integrate the software and hardware components of the IPTV boxes, store inventory and be responsible to ship product per purchase orders received from the Chinese distributing company, Harbin Cable.

IN MEDIA CORPORATION
NOTES TO FINANCIAL STATEMENTS
For the Period from October 27, 2008 (Inception) through July 31, 2009

Because of the involvement of the Chinese government in the subsidization of the IPTV boxes, the distributing company cannot forward revenues directly to IN Media, a U.S. corporation.  Therefore; on November 3, 2008 the company was required to enter into another agreement with a Chinese company, IN.TV, which will accept the payments of the IPTV boxes from the distributor then pass those revenues on to In Media.

Note 4. Accounts Payable

On January 1, 2009, IN Media (the Company) entered into an independent contractor consulting agreement with Numerity Corporation (the Consultant).

 Consultant agreed to provide services that include IPTV set top box development; liasion services with various clients; marketing services, including production of marketing materials; financial and administrative services and other services as needed.  The contract provides for a fee of $40,000 per month and, at July 31, 2009, the accumulated payable is $280,000.

On February 5, 2009 IN Media (the Company) entered into an independent contractor consulting agreement with Rye Capital Management to assist in raising One Million ($ 1,000,000) Dollars prior to being a publicly traded company.  To date One Hundred eighty-five ($185,000) has been raised.  The fees due Rye Capital total $ 14,800.

Note 5. Going Concern

As shown in the accompanying financial statements, the company incurred substantial net losses for the period ended July 31, 2009 and has no revenue stream to support itself .  This raises doubt about the Company’s ability to continue as a going concern.

The company’s future success is dependent upon its ability to raise additional capital to fund its business plan and ultimately to attain profitable operations.  There is no guarantee that the Company will be able to raise enough capital or generate sufficient revenues  to sustain its operation.  Management believes they can raise the appropriate funds needed to support their business plan.

The financial statements do not include any adjustments relating to the recoverability or classification or recorded assets and liabilities that might result should the Company be unable to continue as a going concern.  During the period from October 27, 2008 (Inception) through July 31, 2009 the Company had a loss of ($ 530,765).

Note 6. Income Taxes

As of July 31, 2009

Deferred tax assets:
Net operating loss carryforwards	$235,965
Other	0
Gross deferred tax assets	80,153
Valuation allowance	(80,153)
Net deferred tax assets	$0

Note 7. Common Stock Transactions

The Company is authorized to issue a total of 100,000,000 share of common stock at a value of $.001 per share.

On October 31, 2008 the Company, by unanimous written consent, issued 51,000,000 shares of common stock to the Founders (Directors and Officers, four in total). These shares were issued at par value of $.001 in consideration only for services provided to the company.

Between December 16, 2008 and June 26, 2009 an additional 231,250 shares were issued to various individuals at a price of $.80 per share for a total cash price of 185,000.

Total shares issued and outstanding at July 31, 2009 are 51,231,250.

Note 8. Related Parties Transactions

Guifeng Qui, President & CEO IN.TV and Maxway Electronics, LTD are shareholders  of the Company. IN.TV and Maxway Electronics are vendors of the Company.  These parties may, in the future, become involved in other business opportunities as they become available.  They may face a conflict in selecting between the Company and their other business opportunities.  The Company has not formulated a policy for the resolution of such conflicts.